UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

LAUREATE EDUCATION, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LAUREATE EDUCATION, INC.
PMB 1158, 1000 BRICKELL AVE, SUITE 715
MIAMI, FLORIDA 33131

Your **Vote** Counts!

LAUREATE EDUCATION, INC.

2026 Annual Meeting

If voting in advance of the meeting, you must do so by

May 20, 2026

11:59 PM EDT

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You invested in LAUREATE EDUCATION, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2026.
Get informed before you vote
View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users
Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*
May 21, 2026
10:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/LAUR2026
*Please check the meeting materials for any special requirements for meeting attendance. A list of the holders of record of Laureate’s Common Stock will be available at the 2026 Annual Meeting webcast at www.virtualshareholdermeeting.com/LAUR2026.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items
Board Recommends

1. To elect nine (9) directors, each of whom shall hold office for a one year term until the 2027 Annual Meeting of Stockholders.	For
Nominees:
01)Andrew B. Cohen 06) Barbara Mair 02)Julian Coulter 07) George Muñoz 03)William J. Davis 08) Eilif Serck-Hanssen 04)Pedro del Corro 09) Ian K. Snow 05)Aristides de Macedo
2. To approve, by advisory vote, the compensation of the named executive officers.	For
3. To ratify the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm for the year ending December 31, 2026.	For
4. To approve the Laureate Education, Inc. 2026 Long-Term Incentive Plan.	For
NOTE: At their discretion, the Proxies are authorized to transact such other business as may properly come before the 2026 Annual Meeting and any adjournments thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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